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                                                                     Exhibit 1.1

                                2,300,000 SHARES

                                  AVIGEN, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT


                                                         _________________, 1996

WEDBUSH MORGAN SECURITIES INC.
SANDS BROTHERS & CO.
As Representatives of the several Underwriters
c/o Wedbush Morgan Securities Inc.
1000 Wilshire Boulevard, 10th Floor
Los Angeles, California  90017-2457

Ladies and Gentlemen:

         Avigen, Inc., a Delaware corporation ("Company") proposes to issue and sell to you and the other firms and corporations named in Schedule A attached hereto ("Underwriters," which term shall also include any underwriter substituted as provided in Section 9 hereof), for which you are acting as representatives ("Representatives"), 2,300,000 shares of the Company's Common Stock, $.001 par value per share ("Primary Shares"). In addition, the Company proposes to grant to the Underwriters an option to purchase, for the purpose of covering over-allotments, up to an additional 345,000 shares of the Company's Common Stock, $.001 par value per share ("Over-Allotment Shares"). The Primary Shares and the Over-Allotment Shares are collectively referred to below as the "Shares."

         You have advised the Company that the Underwriters propose to make a public offering of their respective portions of the Shares as soon as you deem advisable after the registration statement hereinafter referred to becomes effective, if it has not yet become effective, and the Pricing Agreement (hereinafter defined) has been executed and delivered.

         Prior to the purchase and public offering of the Shares by the several Underwriters, the Company and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto ("Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.
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         The Company agrees with the several Underwriters as set forth below.

         1. Representations, Warranties and Covenants of the Company. The Company represents and warrants to, and the Company also covenants and agrees with, each of the Underwriters as follows:

            (a) The Company has filed with the Securities and Exchange Commission ("Commission") a registration statement on Form S-1 (No. 333-3220), including a preliminary prospectus, relating to the Shares and such amendments to the registration statement and supplements to the prospectus included therein as may have been required to the date hereof. The Company will file with the Commission either: (i) prior to effectiveness of such registration statement, a further amendment thereto, including a form of prospectus, and if required after effectiveness of such registration statement, a final prospectus in accordance with Rule 424(b) of the rules and regulations ("Rules and Regulations") under the Securities Act of 1933, as amended ("Securities Act"), or (ii) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b) of the Rules and Regulations. Such registration statement (as amended, if applicable) at the time it becomes effective ("Effective Date") and the prospectus constituting a part thereof (including, in each case, financial statements, exhibits and all documents incorporated or deemed to be incorporated by reference therein; the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the Rules and Regulations; and any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations) are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively, except that if the prospectus filed by the Company pursuant to Rule 424(b) differs from the prospectus on file at the time the Registration Statement becomes effective, the term "Prospectus" shall refer to the Rule 424(b) prospectus and the term "preliminary prospectus" shall refer to any predecessor prospectus.

            (b) To the best of the Company's knowledge, the Commission has not issued an order preventing or suspending the use of any preliminary prospectus. Each such preliminary prospectus has conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations and has not included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. At the date of this Agreement, when the Registration Statement becomes effective, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b), if required, at the Closing Date (as defined below) and as of the date of any amendment or supplement to the Registration Statement or Prospectus filed after the Effective Date (i) the Registration Statement and Prospectus, and any amendments or supplements thereto, will contain all statements that are required to be stated therein by the Securities Act and the Rules and Regulations and will in all material respects conform to the requirements of the Securities Act and the Rules and Regulations, (ii) the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and
         (iii) the Prospectus, and any amendments or supplements thereto, will not include any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations, warranties or agreements as to information contained in or omitted from the Registration Statement or Prospectus in reliance upon, and in conformity with, written information finished to the Company by the Underwriters expressly for use therein, it being understood that the only information supplied by the Underwriters in writing for use in the Registration Statement, the preliminary prospectus or the Prospectus are set forth in the last paragraph on the cover of the Prospectus and the third, sixth and ninth paragraphs under the table under the heading "Underwriting" in the Prospectus and that no information has been omitted from the Registration Statement in reliance on information supplied by the Underwriters in writing.

            (c) The financial statements of the Company set forth in the Registration Statement and Prospectus present fairly, in all material respects, the financial condition of the Company as of the dates indicated and the results of operations and cash flows of the Company for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods

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         involved (except as otherwise stated therein). No other financial statements of the Company are required by Form S-1 or otherwise to be included in the Registration Statement or Prospectus.

            (d) Ernst & Young, LLP, the accountants who have expressed their opinion with respect to certain of the financial statements included in the Registration Statement, ("Company Accountants") are independent accountants as required by the Securities Act and the Rules and Regulations.

            (e) The Company has been duly organized and is validly existing in good standing under the laws of its jurisdiction of incorporation. The Company has all requisite power and authority to own, lease and operate its properties and to conduct its business as is described in the Prospectus. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify will not have a material adverse effect on the Company.

            (f) The authorized, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus and the issued and outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, were issued in compliance in all material respects with all applicable federal and state securities laws, and were not issued in violation of or subject to any preemptive rights, rights of first refusal or similar rights (or, if issued in violation of or subject to any such rights, such violation and rights were subsequently waived). The sale of the Shares has been duly authorized and after issuance of and payment for the Shares in accordance with this Agreement, the Shares will be validly issued, fully paid and nonassessable and conform to the description thereof contained in the Prospectus. Assuming an Underwriter purchases Shares in good faith without notice of any adverse claim, such Underwriter will acquire good and marketable title to the Shares, free and clear of any adverse claims whatsoever. Except as disclosed in the Prospectus, the Company does not have outstanding any options or warrants to purchase, any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into shares of its capital stock, or any contracts or commitments to issue or sell such shares, or any such options, warrants, rights, convertible securities or obligations.

            (g) The Company has filed an application to list the Shares on the Nasdaq National Market ("Nasdaq National Market") and has received notification that the listing has been approved, subject to notice of issuance of the Shares.

            (h) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, the Company has not incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, which is material to the business of the Company, and there has not been any change in the capital stock of, or any incurrence of short-term or long-term debt by, the Company or any issuance of options, warrants or other rights to purchase the capital stock of the Company (except for the grant of ______________ options pursuant to the Company's option plans described in the Registration Statement and the Prospectus) or any adverse change or any development involving, so far as the Company knows, a prospective adverse change in the condition (financial or other), net worth, results of operations, business, key personnel or properties of it which would be material to the business or financial condition of the Company.

            (i) Except as set forth in the Prospectus, there is not pending or, to the best knowledge of the Company, threatened, any action, suit or proceeding to which the Company is a party, before or by any court, governmental agency or body or arbitration body, that could reasonably be expected to result in any material adverse change in the financial condition, business, properties, prospects, or results of operations of the Company, or might materially and adversely affect the properties or assets thereof.

            (j) There are no contracts or documents that are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been so filed.

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         Any contract, agreement, instrument, lease or license required to be described in the Registration Statement or the Prospectus has been properly described therein in all material respects.

            (k) Except as set forth in the Prospectus, the Company owns or has valid leasehold interests in all material properties and assets required for the operation of its business described in the Registration Statement and Prospectus. The Company has good and marketable title to all properties and assets owned by it which are material to its business subject to no lien, mortgage, pledge, charge or encumbrance, except as set forth in the Prospectus and other than such as would not have a material adverse effect on the Company or its properties, business, prospects or financial condition or on the consummation of the transactions contemplated hereby. All leases to which the Company is a party are valid, subsisting and enforceable and no material default by the Company has occurred and is continuing thereunder; and the Company enjoys peaceful and undisturbed possession under all such leases to which it is a party as lessee.

            (l) The Company has full right, power and authority to enter into this Agreement and the Pricing Agreement and to perform all of its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Pricing Agreement by the Company does not and will not violate, breach or conflict with (i) the Amended and Restated Certificate of Incorporation or Restated Bylaws of the Company or (ii) any agreement to which the Company is a party or by which the Company or any of its properties is bound, excluding any violation, breach or conflict which would not have a material and adverse effect on the Company or its properties, business, prospects or financial condition or on the consummation of the transactions contemplated hereby; or (iii) any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties. No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required in connection with the transactions contemplated hereby except as may be required under the Securities Act, state securities or "Blue Sky" laws or the rules of the National Association of Securities Dealers, Inc. ("NASD") This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except insofar as indemnification and contribution may be limited by applicable federal securities laws or the public policy of a state with respect to such matter and except as enforceability may be limited by principles governing the availability of equitable remedies. When executed and delivered by the Company, the Pricing Agreement will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by principles governing the availability of equitable remedies.

            (m) The Company has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits ("Governmental Authorizations") of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, excluding any Governmental Authorization where the failure to have obtained such Governmental Authorization would not have a material and adverse effect on the Company or its properties, business, prospects or financial condition or on the consummation of the transactions contemplated hereby, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. The Company is in compliance in all material respects with all local, state and federal laws, rules and regulations including, but not limited to, environmental laws and regulations governing the use, storage, discharge, handling, emission, generation, manufacture and disposal of toxic substances, hazardous materials, waste and other substances or products used in or resulting from the business of the Company.

            (n) Except as provided for in this Agreement, the Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of shares of the Common Stock of the Company to facilitate the sale or resale of the Shares.

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            (o) Except as set forth in the Registration Statement and
         Prospectus, the Company owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, technology and know-how necessary to conduct the businesses as described in the Prospectus, and, except as disclosed in the Prospectus, the Company has not received any notice of infringement of or conflict with (or knows of such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, individually or in the aggregate, could reasonably be expected to result in any material adverse effect upon the financial condition, business, properties, prospects, or results of operations of the Company; and, to the knowledge of the Company, except as disclosed in the Prospectus the Company does not in the conduct of its business as now conducted as described in the Prospectus, infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company, where such infringement or conflict could reasonably be expected to result in any material adverse effect upon the financial condition, business, properties, prospects or results of operations of the Company.

            (p) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (q) Neither the Company nor, to the Company's knowledge, any other party is in violation or breach of, or in default with the passage time, with respect to complying with any material provision of any contract, agreement, instrument, lease, license, arrangement, or understanding which is material to the Company and each such contract, agreement, instrument, lease, license, arrangement, and understanding is in full force and is the legal, valid, and binding obligation of the Company, and, to the Company's best knowledge, the other parties thereto and is enforceable against the Company, as applicable, and, to the Company's best knowledge, against the other parties thereto in accordance with its terms. The Company is not a party to or bound by any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or which the Company knows will have a material adverse effect on the financial condition, business, properties, prospects, or results of operations, of the Company. The Company is not in violation or breach of, or in default with respect to, any term of its Amended and Restated Certificate of Incorporation or Restated Bylaws.

            (r) The Company does not own any shares of capital stock or any other securities of any corporation or have any equity interest in any firm, partnership, association or other entity or subsidiary.

            (s) Except as described in the Prospectus, no holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby which have not been waived.

            (t) The Company is not, and upon consummation of the transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act of 1940.

            (u) The Company has filed all necessary federal, and all material state and foreign income and franchise tax returns and has paid all taxes shown thereon as due, and the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company which would materially and adversely affect the business or properties of the Company, taken as a whole; to the Company's knowledge, all tax liabilities are adequately provided for on the books of the Company.

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            (v) The Company has obtained from each of its stockholders listed on
         Schedule B hereto a written agreement in the form of Exhibit B attached hereto ("Lockup Agreement") to the effect, subject to certain permitted transfers set forth in the Lockup Agreement, that they will not offer to sell, sell, assign or otherwise transfer or dispose of any shares of Common Stock or securities convertible into or exchangeable for, or any rights to purchase or acquire, Common Stock, for a period of 180 days after the effective date of the Registration Statement, without the prior written consent of Wedbush Morgan Securities Inc. ("Wedbush").

            (w) The Company has not, directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

            (x) The Company has not entered into any agreement pursuant to which any person is entitled either directly or indirectly to compensation from the Company for services as a finder in connection with the proposed public offering. No person holds a right of first refusal or other similar right to act as underwriter or agent in connection with the offering of the Shares.

            (y) Except as previously disclosed in writing by the Company to the Representatives, to the Company's knowledge no officer, director or principal stockholder (including, without limitation, any stockholder holding five percent or more of the Company's outstanding Common Stock on a fully diluted basis) of the Company has any National Association of Securities Inc. ("NASD") affiliation.

            (z) The Warrant Agreements in the form of Exhibit B hereto to be delivered to each Representative at the First Closing Date (as defined below) ("Warrant Agreements") have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except insofar as indemnification and contribution may be limited by applicable federal securities laws or the public policy of a state with respect to such matter and except as enforceability may be limited by principles governing the availability of equitable remedies. The execution, delivery and performance of the Warrant Agreements by the Company will not violate, breach or conflict with (i) the Amended and Restated Certificate of Incorporation or Restated Bylaws of the Company; (ii) any agreement to which the Company is a party or by which the Company or any of its properties is bound, excluding any violation, breach or conflict which would not have a material and adverse effect on the Company or its properties, business, prospects or financial condition or on the consummation of the transactions contemplated thereby; or (iii) any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties. No consent, approval, authorization or order of, or filing with, any court or governmental or other agency or body is required in connection with the transactions contemplated hereby or by the Warrant Agreements except as may be required under the Securities Act , state securities or "Blue Sky" laws or the rules of the NASD. The shares of Common Stock issuable upon exercise of the Warrants have been reserved for issuance upon the exercise of the Warrants and when issued in accordance with the terms of the Warrant Agreements, will be duly and validly authorized, validly issued, fully paid and non-assessable and free of preemptive rights and no personal liability will attach to the ownership thereof. The Warrant Agreements in the aggregate will provide for the grant to the Representatives of Warrants to purchase an aggregate of 230,000 shares of Common Stock (subject to adjustment as set forth in the Warrant Agreements) at an exercise price equal to one-hundred twenty percent (120%) of the per Share initial public offering price as set forth in the Pricing Agreement (subject to adjustment as set forth in the Warrant Agreements).

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         2. Sale and Purchase of the Shares.

            (a) The Company hereby agrees to sell the Primary Shares to the several Underwriters as set forth in Schedule A attached hereto, and the several Underwriters, in reliance upon the representations, warranties and agreements herein contained, but subject to the conditions hereinafter stated, agree, severally and not jointly, to purchase from the Company at the place and the time specified below, the respective aggregate numbers of Primary Shares set forth in Schedule A opposite their respective names, plus any additional Shares which such Underwriters may become obligated to purchase pursuant to the provisions of Section 2(b) hereof, at a price set forth in the Pricing Agreement.

            (b) In addition, on the basis of the representations and warranties herein contained, upon not less than five days' written notice from the Representatives to the Company, the Company agrees to sell to the Underwriters (but only for the purpose of covering over-allotments in the sale of the Primary Shares), all or any portion of the Over-Allotment Shares, as specified by the Representatives in such notice, at the purchase price set forth in the Pricing Agreement. The Over-Allotment Shares may be purchased on the Closing Date or at any time thereafter so long as the notice to purchase is given within a period of 45 days following the effective date of the Registration Statement. Over-Allotment Shares shall be purchased by each Underwriter in the proportion which the number of Primary Shares set opposite the name of each Underwriter in Schedule A hereto bears to the total number of Primary Shares. No Over-Allotment Shares shall be delivered to or for the accounts of the Underwriters unless the Primary Shares shall be simultaneously delivered and paid for or shall theretofore have been delivered and paid for as herein provided.

            (c) The respective purchase obligation of each Underwriter shall be subject to such adjustments as the Representatives may in their absolute discretion make.

         3. Terms of Offering and Authority to Use Prospectus. The terms of the public offering by the Underwriters of the Shares to be purchased by them shall be as set forth in the Registration Statement and the Prospectus. The Company authorized the Representatives to use preliminary prospectuses and to make them available for use by prospective Underwriters and dealers and authorize the Underwriters and all dealers acquiring Shares from an Underwriter to use the Prospectus (as amended or supplemented, if the Company shall have furnished any amendments or supplements thereto) in connection with the sale of the Shares until the earlier of completion of the public offering or the 90th day following effectiveness of the Registration Statement.

         4. Payment and Delivery.

            (a) Payment for the Primary Shares which the Underwriters agree to purchase hereunder shall be made to the Company by wire transfer payable in federal funds at the offices of Cooley Godward Castro Huddleson & Tatum, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California 94306-2155, against delivery to the Representatives for the respective accounts of the several Underwriters of the Primary Shares in the form of certificates for the securities comprising the Primary Shares. The date and time of such delivery and payment shall take place at 7:00 a.m., Pacific Standard Time on the following applicable date (unless postponed in accordance with the provisions of
         Section 9 hereof): (i) if the Company has not elected to rely on Rule
         430A, on             , 1996; (ii) if the Company has elected to rely on
         Rule 430A, the third business day after the date on which the Pricing Agreement is executed and delivered by the Company or (iii) at the place, time, date (not later than the third or fourth business day after the date under clause (i) or (ii), as applicable (as permitted under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended ("Exchange Act))) agreed upon by the Representatives and the Company. The date and time of this payment and delivery (which may be postponed as provided in Section 9 hereof) are sometimes referred to below as the "First Closing Date."

            (b) Payment for the Over-Allotment Shares which the Underwriters have the right to purchase hereunder shall be made to the Company by wire transfer payable in federal funds at the office specified in the immediately preceding paragraph at the time or times and on the date or dates specified in

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         the written notice or notices delivered by the Representatives against delivery for the respective accounts of the several Underwriters of the Over-Allotment Shares in the form of certificates for the securities comprising the Over-Allotment Shares. The dates and times of these payments and deliveries are herein singularly or collectively sometimes referred to as the "Second Closing Date." The term "Closing Date" refers to both the First Closing Date and the Second Closing Date.

            (c) You, individually and not as Representatives of the Underwriters, may (but shall not be obligated to) make payment to the Company for Shares to be purchased by any Underwriter whose check shall not have been received by you at the date of payment therefor for the account of that Underwriter. Any payment by you shall not relieve that Underwriter from any of its obligations hereunder.

            (d) The certificates for the Shares shall be registered in the name or names and shall be in the denominations you, as Representatives, at least three full business days prior to the First Closing Date, in the case of the Primary Shares, and at least three full business days prior to the Second Closing Date, in the case of the Over-Allotment Shares, may request. The Company agrees to cause certificates for the Shares to be delivered pursuant to this Agreement at your offices, at the offices of The Depositary Trust Company, New York, New York, or at such other places as may be designated by you as Representatives, and to be made available for checking and packaging at one of the above offices or such other places as may be designated by you as the Representatives at least one full business day prior to the First Closing Date in the case of the Primary Shares, and at least one full business day prior to the Second Closing Date, in the case of the Over-Allotment Shares.

         5. Conditions of the Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the following conditions:

            (a) If not effective at the date and time this Agreement is executed and delivered by the parties hereto, the Registration Statement shall have become effective under the Securities Act not later than (i) 2:00 p.m., Los Angeles time, on the day following the date of this Agreement or (ii) such other time and date, but not later than 2:00 p.m., Los Angeles time, on the second day following the date of this Agreement, as may be approved by you as Representatives. The Company will use its best efforts to cause any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations as may be requested subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible. At the Closing Date, no stop order suspending the effectiveness of the Registration Statement or the qualifications of the Shares shall have been issued and no proceedings for that purpose shall be pending before the Commission or any state securities or "Blue Sky" commissioner or authority. If the Company has elected not to rely on Rule 430A, the initial public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Pricing Agreement, which shall be dated the date hereof, and an amendment to the Registration Statement (as hereinafter defined) containing such per share price information shall be filed before the Registration Statement becomes effective. If the Company has elected to rely upon Rule 430A, the information concerning the initial public offering price of the Shares and price-related information shall have been agreed upon and set forth in the Pricing Agreement and transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed period and the Company will provide evidence satisfactory to the Representatives of such timely filing (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rules 430A and 424(b)).

            (b) At each Closing Date, (i) the representations and warranties of the Company contained in this Agreement shall be true and correct with the same effect as if made on and as of such Closing Date and the Company shall have performed all of the obligations and complied with all of the conditions hereunder on its part to be performed or complied with on or prior to such Closing Date; (ii) there shall have been, since the respective dates as of which information is given, no material adverse change in the financial condition, properties, prospects, results of operations, capital stock, long-term debt or general affairs of the Company from that set forth in the Registration Statement and the Prospectus, except such changes which the Registration Statement indicates might occur after the effective date of the Registration Statement, and the Company shall not have incurred any material liabilities or material obligations, direct or contingent, or entered into any material transaction, contract or agreement not in the ordinary course of business other than as referred to or contemplated in the Registration Statement; and,
         (iii) except as set forth in the Prospectus, no action, suit or proceeding shall be pending or threatened against the Company which would be required to be set forth in the Registration Statement, and no proceedings shall be pending or threatened against the Company before or by any commission, board or administrative agency in the United States or elsewhere, wherein an unfavorable decision, ruling or finding would materially and adversely affect the financial condition, business, properties, prospects or results of operations of the Company; and you shall have received at each Closing Date, a certificate of the principal executive officer and the principal financial or accounting officer of the Company, dated as of such Closing Date, evidencing compliance with the provisions of this subsection (b), and confirming the accuracy of the representations and warranties of the Company set forth in Section 1 hereof and confirming that all conditions set forth herein have been met as of such date.

            (c) No Underwriter shall have discovered and disclosed to the Company prior to either Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto, contains an untrue statement of a fact that in the reasonable opinion of the Representatives is material, or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, not misleading.

            (d) On each Closing Date you shall have received a signed opinion, dated as of such date, of Gibson, Dunn & Crutcher, counsel to the several Underwriters ("Underwriters' Counsel"), with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby, and the Company shall have furnished to such counsel such documents as they may have reasonably requested for the purpose of enabling them to pass upon such matters.

            (e) (i) On each Closing Date you shall have received the signed opinion, dated as of such date, of Cooley Godward Castro Huddleson & Tatum to the Company, in form and substance satisfactory to counsel for the several Underwriters, together with signed or photostatic copies thereof for each of the other Underwriters substantially to the effect set forth on Exhibit D attached hereto.

            (ii) On each Closing Date you shall have received the signed
         opinion, dated as of such date, of         , patent counsel to the
         Company ("Company Patent Counsel"), in form reasonably satisfactory to the Underwriters Counsel as to such matters as such counsel may reasonably request, together with signed or photostatic copies thereof for each of the other Underwriters.

            (e) At the time of the signing of this Agreement, on each Closing Date and, if the Company elects to rely on Rule 430A, on the date of the Prospectus, you shall have received a signed letter, dated, respectively, as of each such date, from the Company Accountants, in form and substance satisfactory to you as to such matters as you may reasonably request, together with, in each case, signed or photostatic copies thereof for each of the other Underwriters. There shall not be any changes (increases or decreases) specified in the letters referred to in this subparagraph which, in the reasonable judgment of the Representatives, are materially adverse with respect to the financial position or results of operations of the Company and shall be deemed to constitute a failure of the Company to comply with the conditions to the obligations of the Underwriters hereunder.

            (f) On or prior to the effective date of the Registration Statement, the Common Stock of the Company shall have been designated Nasdaq National Market system securities and shall have been duly authorized for inclusion in the Nasdaq National Market.

            (g) On or prior to the First Closing Date, the Company shall execute and deliver to the Representatives the Pricing Agreement.

            (h) If, at the time of effectiveness of the Registration Statement, any information shall have been omitted therefrom in reliance upon Rule 430A then immediately following the execution and delivery of the Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b), copies of an amended prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended prospectus), containing all information so omitted.

            (i) The Company shall have executed and delivered to the Representatives the Warrant Agreements at the First Closing Date.

            (j) All proceedings taken at or prior to each Closing Date in connection with the sale of the Shares shall be reasonably satisfactory in form and substance to you and the Underwriters Counsel, and at the time of signing this Agreement and on the Closing Date, you and such counsel shall have received each and every additional document, letter, opinion, certificate or other item dated and executed in a manner reasonably satisfactory to you and such counsel, as you or such counsel may reasonably request in connection with the Prospectus, the Registration Statement, the offer and sale of the Shares hereunder, or proceedings at the Closing Date.

         If any of the conditions herein provided for in this Section 5 shall not have been fulfilled as of the date indicated, all obligations of the several Underwriters under this Agreement may be cancelled by the Representatives by notifying the Company of such cancellation on or prior to the applicable Closing Date.

         6. Covenants of the Company.

            6.1 The Company covenants and agrees as follows:

                (a) To use its best efforts to bring about the effectiveness of the Registration Statement and not, at any time, whether before or after the effective date, file any amendment to the Registration Statement or Prospectus or supplement thereto of which you shall not previously have been advised and furnished with a copy or to which you or your counsel reasonably shall have objected or which is not in compliance with the Securities Act and the Rules and Regulations, and as soon as the Company is advised thereto, to advise the Representatives and confirm this advice in writing (i) when the Registration Statement has become effective and (ii) of the issuance by the Commission or any state securities or "blue sky" commissioner or authority of any order suspending the effectiveness of the Registration Statement or any qualification of the Shares or prohibiting the sale of the Shares or the initiation or threatening of any proceedings for any such purpose.

                (b) To deliver, on or before the effective date of the
                    Registration Statement and from time to time thereafter, for such period as in the opinion of the Underwriters Counsel a prospectus is required by the Securities Act to be delivered in connection with sales of Shares by the Underwriter or dealer, without charge, to the Representatives and to send to the several Underwriters, at such office or offices as the Representatives may designate, as many copies of the preliminary prospectus and Prospectus as the Representatives may reasonably request.

                (c) To furnish each of the Representatives, without charge, one executed copy of the Registration Statement (including exhibits) and of any amendments thereto and to furnish the Representatives, without charge, a reasonable number of conformed copies of the Registration Statement (excluding exhibits) and of any amendments thereto.

                (d) To furnish each of the Representatives with a copy of each proposed amendment or supplement before amending or supplementing the Registration Statement or the Prospectus.

                (e) If during the period specified in Section 6.1(b) above, any event shall occur as a result of which it shall be necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, forthwith to prepare and furnish, at its own expense, to the Underwriters and to dealers (whose names and addresses the Representatives will furnish to the Company) to whom Shares may have been sold by the Representatives and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in light of the circumstances when the Prospectus is delivered to a purchaser, be misleading.

                (f) To make generally available to the Company's security
                    holders, as soon as practicable, but not later than fifteen months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a period of twelve months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of the last paragraph of Section 11(a) of the Securities Act.

                (g) For a period of three years following the date of this
                    Agreement, to supply to each of the Representatives, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time furnish generally to holders of any class of its securities, and to file with the Commission on each report required under the Exchange Act, and to furnish to each of the Representatives a copy of each such report which it files with the Commission.

                (h) To cooperate with the Representatives in an endeavor to qualify the Shares for offer and sale under the "blue sky" laws of such jurisdictions of the United States as the Representatives may request, and to pay, or reimburse if paid by the Representatives, fees and disbursements of Underwriters Counsel and all other expenses and filing fees in connection therewith; provided, however, that the Company shall not be required to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation as doing business in any jurisdiction.

                (i) For a period of three years following the date of this
                    Agreement, to comply to the best of its ability with the Securities Act, the Rules and Regulations and the Exchange Act, and the rules and regulations thereunder so as to permit the continuance of sales and dealings in the Common Stock of the Company.

                (j) To apply the net proceeds from the sale of the Shares in accordance with the statement made under "Use of Proceeds" in the Prospectus and, if applicable, to comply with Rule 463 under the Securities Act.

                (k) To supply the Representatives with copies of all
                    correspondence to and from and all documents issued to and by the Commission in connection with the registration of the Shares under the Securities Act.

                (l) To use its best efforts to maintain such listing of the
                    Company's Common Stock on the Nasdaq National Market for at least three years from the date of this Agreement.

                (m) For a period of one year from the Effective Date of the
                    Registration Statement, at its expense, to cause its regularly engaged independent certified public accountants to review (but not audit) the Company's financial statements for each of the first three (3) fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company's 10-Q quarterly report and the mailing of quarterly financial information to stockholders.

                (n) To file Form SR at the times required by Rule 463 under the
                    Securities Act.

         6.2 The Company covenants and agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, all costs and expenses incident to the entry into and performance under this Agreement by the Company, and without limiting the generality of the foregoing, all costs and expenses incident to (a) the issuance, purchase, sale and delivery of the Shares to the Underwriters, (b) the registration of the Shares and preparing, printing and shipping the Registration Statement and the underwriting documents, (c) the filing fees of the Commission, the National Association of Securities Dealers, Inc. (including fees for Nasdaq National Market) and state securities and "blue sky" commissioners and authorities in connection with the Registration Statement and this Agreement, and the reasonable fees, disbursements and expenses of counsel in connection with state securities or "blue sky" matters, (d) the fees and disbursements of counsel and accountants for the Company, (e) the furnishing to the Representatives and the other Underwriters of copies of the Registration Statement, any preliminary prospectus, the Prospectus, this Agreement, the Blue Sky Survey (preliminary and final), and of the documents required by paragraphs
(b), (c), (d) and (e) of Section 6.1, to be so furnished, including costs of preparing, printing and shipment, (f) the preparation, printing, binding, mailing, delivery, filing and distribution by the Company of all supplements and amendments to the Prospectus required by paragraph (e) of Section 6.1, (g) the furnishing to the Representatives and the other Underwriters of all reports and financial statements required by paragraphs (f) and (g) of Section 6.1, and (h) the holding of informational meetings related to the offer and sale of the Shares, other than the Underwriters' expenses for air transportation and hotel accommodations. Additionally, the Company agrees to pay to the Representatives a non-accountable expense allowance equal to $150,000, of which $25,000 has previously been paid and the remaining $125,000 to be paid at the closing of the purchase of the Primary Shares by the Underwriters. The Representatives will pay the fees and costs of its counsel (except as otherwise set forth above) and the costs of "tombstone" advertisements to be published in financial newspapers. If the sale of any of the Shares to the several Underwriters pursuant to this Agreement is not consummated because the offering is abandoned by the Company for any reason, or by the Underwriters (a) if there is a material adverse change in the Company's business, financial condition, results of operations or prospectus, (b) if there is an adverse change in securities market conditions, or (c) if the Underwriters discover, in the course of their due diligence of the Company, material facts or circumstances with respect to the Company that render the offering impracticable, then the Company will reimburse the several Underwriters for all of their out-of pocket expenses (including reasonable fees and expenses of counsel) incurred by the Underwriters in connection with this Agreement or in investigating, preparing to market or marketing the Shares.

         6.3 The Company covenants and agrees that it will not offer to sell, sell or otherwise dispose of any shares of Common Stock of the Company, or securities convertible or exchangeable for, any rights to purchase or acquire, Common Stock, other than as provided in this Agreement, as contemplated by the Registration Statement, pursuant to its employee benefit plans in effect as of the date hereof or upon exercise of options or warrants outstanding as of the date hereof, for a period of 180 days after the effective date of the Registration Statement, without the prior written consent of Wedbush. The Company also will, at or prior to the first Closing Date, furnish you with the Lockup Agreements of the stockholders listed on Schedule B hereto.

         7. Indemnification and Contribution.

            (a) The Company will indemnify and hold harmless each Underwriter (including specifically each person who may be substituted for an Underwriter as provided in Section 9 hereof) and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or at common law or otherwise, and except as provided below, will reimburse each of the Underwriters and each such controlling person, if any, for any legal or other expenses incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, in any preliminary prospectus or in the Prospectus or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless the untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement, preliminary prospectus or Prospectus in reliance upon and in conformity with information furnished in writing to the Company by you or any Underwriter through you expressly for use therein. The foregoing indemnity with respect to any untrue statement contained in or omission from a preliminary prospectus shall not inure to the benefit of the Underwriter from whom the person asserting any such loss, liabilities, claims, damages or expenses purchased shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented, if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriters to such person, if such is required by law, at or prior to the written confirmation of the sale of such Shares to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented). This indemnity will be in addition to any liability which the Company may otherwise have.

            (b) Each Underwriter will severally, and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or at common law or otherwise, and, except as provided below, will reimburse the Company and each such director, officer or controlling person for any legal or other expenses incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, in any preliminary prospectus or in the Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but only insofar as any such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by you or any Underwriter through you expressly for use therein. This indemnity will be in addition to any liability which the Underwriters may otherwise have.

            (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this
         Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless
         (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 7 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

            (d) In order to provide for just and equitable contribution under the Securities Act in any case in which (i) any indemnified party makes claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party; then the Company and any such Underwriter shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) in either such case (after contribution from others) in such proportions so that all such Underwriters are responsible in the aggregate for that portion of such losses, claims, damages or liabilities as is determined by multiplying the total amount of such loses, claims, damages or liabilities times the difference between the public offering price and the purchase price to the Underwriter and dividing the product thereof by the public offering price, and the Company shall be responsible for the portion of such losses, claims, damages or liabilities as determined by multiplying the total amount of such losses, claims, damages or liabilities times the purchase price to the Underwriters and dividing the product thereof by the public offering price; provided, however, that the contribution of each contributing Underwriter shall not be in excess of its proportionate share (based on the ratio of the number of Shares purchased by such Underwriter to the number of Shares purchased by all contributing Underwriters) of the portion of such losses, claims, damages or liabilities for which the Underwriters are responsible and the contribution of the Company shall not be in excess of their proportionate share (based on the ratio of the number of Shares sold by the Company to the total number of Shares sold) of the portion of such losses, claims, damages or liabilities for which the Company are responsible. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The foregoing contribution agreement shall in no way affect the contribution liabilities of any person having liability under Section 11 of the Securities Act other than the Company and the Underwriters. If the full amount of the contribution specified in this paragraph is not permitted by law, then the Company and any Underwriter, as the case may be, shall be entitled to contribution from the Company and/or the Underwriters, as the case may be, to the full extent permitted by law.

            (e) It is agreed that the only information supplied by the Underwriters in writing for use in the Registration Statement, the preliminary prospectus or the Prospectus are set forth in the last paragraph on the cover of the Prospectus and the third, sixth and ninth paragraphs under the table under the heading "Underwriting" in the Prospectus and that no information has been omitted from the Registration Statement in reliance on information supplied by the Underwriters in writing.

         8. Effective Date and Termination.

            (a) This Agreement shall become effective at 10:00 a.m., Los Angeles time, on the first full business day following the day on which the Registration Statement becomes effective or at the time of the initial public offering of any of the Shares by the Underwriters after the Registration Statement becomes effective, whichever time shall first occur. The time of the initial public offering shall mean the time of the release by you, for publication, of the first newspaper advertisement, which is subsequently published, relating to the Shares, or the time at which the Shares are first generally offered by the Underwriters to dealers by letter or telegram, whichever shall first occur. You may prevent this Agreement from becoming effective without liability of any party to any other party, except as otherwise provided in Sections 8(b) and (c), by giving notice as indicated below in
         Section 8(b) prior to the time when this Agreement would otherwise become effective as herein provided.

            (b) This Agreement, except for Sections 6.2, 7, 10, 11 and 12, may be terminated by the Representatives by notifying the Company at any time at or prior to the First Closing Date, and the option referred to in Section 2(b) hereof, if exercised, may be cancelled at any time prior to the Second Closing Date, if, in the Representatives' judgment, payment for and delivery of the Shares is rendered impracticable or inadvisable by reason of (i) the Company having sustained a material loss, whether or not insured, by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or government action, order or decree, (ii) trading in securities on the New York Stock Exchange, the American Stock Exchange or Nasdaq National Market having been suspended or limited, (iii) material governmental restrictions having been imposed on trading in securities generally,
         (iv) a banking moratorium having been declared by Federal or California or New York state authorities, (v) an outbreak of major international hostilities or other national or international calamity having occurred, (vi) the passage by the Congress of the United States or by any state legislative body, of any act or measure, or the adoption or proposed adoption of any orders, rules, legislation or regulations by any governmental body or any authoritative accounting institute or board, or any governmental executive, which is believed likely by the Representatives to have a material adverse impact on the business, financial condition or financial statements of the Company or the market for the securities offered hereby, (vii) any material adverse change having occurred, since the respective dates as of which information is given in the Prospectus, in the financial condition, business, properties, prospects or results of operations of the Company, whether or not arising in the ordinary course of business which, in your judgment, makes it impracticable or inadvisable to offer or deliver the Shares on the terms contemplated by the Prospectus, or
         (viii) any of the conditions specified in Section 5 hereof not having been fulfilled or waived in writing by the Representatives, at or prior to the Closing Date, when and as required by this Agreement to be fulfilled.

            (c) If this Agreement shall be terminated pursuant to any of the provisions hereof, except as provided in Sections 6.2 and 7, the Company shall not be under any liability to any Underwriter nor shall any Underwriter be under any liability to the Company, except that no Underwriter which shall have failed or refused to purchase the Shares agreed to be purchased by it hereunder, without some reason sufficient hereunder to justify its cancellation or termination of its obligations hereunder, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its default.

         9. Default of Underwriters. If one or more of the Underwriters shall fail or refuse (other than for a reason sufficient to justify the termination of this Agreement) to purchase on the First Closing Date or the Second Closing Date the aggregate number of Primary Shares or Over-Allotment Shares agreed to be purchased by such Underwriter or Underwriters and the aggregate number of Primary Shares or Over-Allotment Shares agreed to be purchased by the Underwriter or Underwriters shall not exceed 10% of the total number of Primary Shares or Over-Allotment Shares (as the case may be) to be sold hereunder to the Underwriters, then each of the non-defaulting Underwriters shall be obligated to purchase these Primary Shares or Over-Allotment Shares on the terms herein set forth in proportion to their respective obligations hereunder. In that case, the Representatives and the Company shall have the right to postpone the First Closing Date or the Second Closing Date (as the case may be) for a period of not more than seven days in order that necessary changes and arrangements may be effected.

         If one or more of the Underwriters shall fail or refuse (other than for a reason sufficient to justify the termination of this Agreement) to purchase on the First Closing Date or the Second Closing Date the aggregate number of Primary Shares or Over-Allotment Shares agreed to be purchased by such Underwriter or Underwriters and the aggregate number of Primary Shares or Over-Allotment Shares agreed to be purchased by such Underwriter or Underwriters shall exceed 10% of the total number of Primary Shares or Over-Allotment Shares (as the case may be) to be sold hereunder to the Underwriters, then the non-defaulting Underwriters shall have the right to purchase, or procure one or more Underwriters reasonably acceptable to the Company, to purchase, in such proportions as they may agree upon and upon the terms herein set forth, the Primary Shares or Over-Allotment Shares which such defaulting Underwriter or Underwriters agreed to purchase, and this Agreement shall be carried out accordingly. If such other Underwriters do not exercise this right within twenty-four hours after receiving notice of the default, then the Company shall be entitled to an additional period of twenty-four hours within which to procure another party or parties satisfactory to the Representatives to purchase or agree to purchase these Primary Shares or Over-Allotment Shares on the terms herein set forth. In any such case, the Representatives and the Company shall have the right to postpone the First Closing Date or the Second Closing Date (as the case may be) for a period of not more than seven days in order that necessary changes and arrangements may be effected. If this paragraph becomes applicable and neither the non-defaulting Underwriters nor the Company shall make arrangements within the period stated for the purchase of the Primary Shares or Over-Allotment Shares which the defaulting Underwriter or Underwriters agreed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter to the Company and without liability on the part of the Company except as provided in Sections 6.2 and 7. The provisions of this Section 9 shall not in' any way affect the liability of any defaulting Underwriter to the Company arising out of the default.

         10. Representations and Agreement to Remain in Effect. The expense, reimbursement and indemnification agreements contained in Sections 6, 7 and 8 shall survive any termination of this Agreement; and the representations, warranties and covenants of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any of the Underwriters, the Company, any controlling person, director or officer of the Company or the Underwriters, and (ii) delivery, acceptance of and payment for the Shares under this Agreement.

         11. Parties in Interest. This Agreement has been and is made solely for the benefit of the Underwriters, the Company and their respective successors and assigns, to the extent expressed herein, for the benefit of persons controlling any of the Company, or any of the Underwriters, directors and officers of the Company and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

         12. Notices, Headings, Applicable Law. Except as otherwise provided in this Agreement, all statements, requests, notices and other communications hereunder shall be in writing and shall be mailed, delivered, telegraphed or sent by facsimile transmission and confirmed to the Representatives at the address set forth above, attention: Investment Banking Division (facsimile number: (213) 688-6642); and if to the Company to Dr. John Monahan, President and Chief Executive Officer, 1201 Harbor Bay Parkway, Suite 1000, Alameda , California 94502 (facsimile number: (510) 748-7155), with a copy to Cooley Godward Castro Huddleson & Tatum, 5 Palo Alto Square, 3000 El Camino Real, Palo Alto, California 94306 (facsimile number: (415) 859-0663), Attention: Alan C. Mendelson, Esq. Any party may change the address at which it is to receive communications hereunder upon notice to the other parties as provided above. The headings in this Agreement have been inserted as a matter of convenience and reference and are not a part of this Agreement. The Agreement shall be construed in accordance with the internal laws, and not the laws pertaining to choice or conflict of laws, of the State of California.

         Please confirm that the foregoing correctly sets forth the agreement among us.

                                        Sincerely yours,

                                        AVIGEN, INC.


                                        By:
                                           -------------------------------------
                                           Dr. John Monahan
                                           President and Chief Executive Officer

Confirmed and Accepted as of the
date first above written.

WEDBUSH MORGAN SECURITIES INC.
SANDS BROTHERS & CO.

For themselves and as Representatives
of the several Underwriters

By: WEDBUSH MORGAN SECURITIES INC.

    By:
       -------------------------------------
       -------------------------------------
            (Printed Name and Title)

                                   SCHEDULE A

                                  UNDERWRITERS

                                                               Number of
         Underwriter                                            Shares
         -----------                                           ---------
Wedbush Morgan Securities Inc.  ...........................

Sands Brothers & Co........................................

         Total ............................................    2,300,000

                                   SCHEDULE B

                      LIST OF LOCKUP AGREEMENT SHAREHOLDERS


                    NAME                     NUMBER OF SHARES BENEFICIALLY OWNED
                    ----                     -----------------------------------

                                    EXHIBIT A

                                2,300,000 SHARES

                                  AVIGEN, INC.

                                  Common Stock

                                PRICING AGREEMENT

                                                                __________, 1996

Wedbush Morgan Securities Inc.
Sands Brothers & Co., as Representatives of the Several Underwriters c/o Wedbush Morgan Securities Inc.
1000 Wilshire Boulevard, 10th Floor
Los Angeles, California  90017-2457

Ladies and Gentlemen:

         Reference is made to the Underwriting Agreement dated ___________, 1996 ("Underwriting Agreement") relating to the sale by the Company and the purchase by the several Underwriters for whom Wedbush Morgan Securities Inc. and Sands Brothers & Co. are acting as representatives ("Representatives"), of the Shares (as defined in the Underwriting Agreement). All terms herein shall have the definitions contained in the Underwriting Agreement except as otherwise defined herein.

         Pursuant to Section 2 of the Underwriting Agreement, the Company agrees with the Representatives as follows:

         1. The initial public offering price per share for the Shares determined as provided in said Section 2 shall be $__________.

         2. The purchase price per share for the Shares to be paid by the several Underwriters shall be $__________ , being an amount equal to the initial public offering price set forth above less $__________ per share.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters, including you, all in accordance with its terms.

                                           Very truly yours,

                                           AVIGEN, INC.


                                           _____________________________________
                                           Dr. John Monahan
                                           President and Chief Executive Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Wedbush Morgan Securities Inc.
Sands Brothers & Co., Inc.

For themselves and as Representatives
of the several Underwriters.

By:  Wedbush Morgan Securities Inc.

By:  __________________________________
     __________________________________
         (Printed Name and Title)

                                    EXHIBIT B

                        [FORM OF REPRESENTATIVE WARRANT]

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

UNTIL THE COMMENCEMENT DATE (AS HEREINAFTER DEFINED) THIS WARRANT IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS DESCRIBED IN SECTION 9 HEREOF

                                                             __________ __, 1996




                                     WARRANT

                  TO SUBSCRIBE FOR AND PURCHASE COMMON STOCK OF
                                  AVIGEN, INC.

         VOID AFTER 5:00 P.M.. LOS ANGELES TIME, ON __________ __,2001, OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M..
LOS ANGELES TIME, ON THE IMMEDIATELY PRECEDING BUSINESS DAY

No. W-__

         THIS CERTIFIES that, for and in consideration of $____________________, _________________________________________ [NAME OF REPRESENTATIVE], or its
registered assigns (_______________ [NAME OF REPRESENTATIVE] or any such registered assign being referred to herein as to the "Warrantholder"), is entitled to subscribe for and purchase from Avigen, Inc., a Delaware corporation (hereinafter called the "Company"), at the price of $__________ [120% OF PER SHARE INITIAL PUBLIC OFFERING] per share (such price, as from time to time to be adjusted as hereinafter provided, being hereinafter called the "Warrant Price"), at any time and from time to time but not earlier than the Commencement Date (as defined below) or later than the Expiration Date (as defined below), up to ___________________ fully paid, nonassessable shares of Common Stock, par value $.001 per share, of the Company ("Common Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth, including without limitation the provisions of Section 3 hereof. "Commencement Date" shall mean the first anniversary of the date hereof. "Expiration Date" shall mean 5:00 P.M., Los Angeles time, on the fifth anniversary of the date hereof, or if not a Business Day, as defined herein, at 5:00 P.M., Los Angeles time, on the immediately preceding business day. "Business Day" shall mean a day other than a Saturday, Sunday or other day on which banks in the State of California are authorized by law to remain closed.

SECTION 1.   EXERCISE OF WARRANT

         (a) EXERCISE PROCEDURES

         This Warrant may be exercised, at any time and from time to time but not earlier than the Commencement Date or later than the Expiration Date, by the Warrantholder, in whole or in part (but not as to a fractional share of Common Stock and in no event for less than 100 shares (unless Less than an aggregate of 100 shares are then purchasable under all outstanding Warrants held by a Warrantholder)), by the completion of the subscription form attached hereto and by the surrender of this Warrant (properly endorsed) at the Company's principal offices as set forth in Section 8 hereto (or at such other location in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company). In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the total number of whole shares of Common Stock so purchased, registered in the name of the Warrantholder, shall be delivered to the Warrantholder within a reasonable time, not exceeding five Business Days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Warrantholder within such time. With respect to any such exercise, the Warrantholder shall for all purposes be deemed to have become the holder of record of the number of shares of Common Stock evidenced by such certificate or certificates from the date on which this Warrant was surrendered and if exercise is pursuant to a cash exercise, payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         (b)      CASH OR NET EXERCISE

          The Warrantholder may elect to exercise this Warrant by cash exercise or a net exercise as described below.

                           (i) In the case of a cash exercise, the subscription form delivered under this Section 1(a) shall be accompanied by payment to the Company of the Warrant Price, in cash or by certified or official bank check, for each share being purchased.

                           (ii) In the case of a net exercise, the Warrantholder may elect to exercise this Warrant and receive shares on a "net exercise" basis in an amount equal to the value of this Warrant by delivery of the subscription form attached hereto and surrender of this Warrant at the principal office of the Company, in which event the Company shall issue to Holder a number of shares computed using the following formula:

                           X  =    (P)(Y)(A-B)
                                   -----------
                                        A

         Where:            X = the number of shares of Common Stock to be issued
                               to Holder.

                           P = the percentage of the Warrant being exercised.

                           Y = the number of shares of Common Stock issuable
                               upon exercise of this Warrant.

                           A = the Current Market Price (as determined pursuant
                               to Section 3) of one share of Common Stock.

                           B = Warrant Price.

         (c)      CONTINGENT EXERCISE

         At the election of the Warrantholder, an exercise may be made contingent upon the closing of the sale of the shares issuable upon such exercise in a public offering pursuant to a registration statement filed or to be filed by the Company which registers such shares pursuant to the Securities Act of 1933, as amended.

         (d)      STOCK TO BE RESERVED

         The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued, upon full payment of the Warrant Price therefor or as otherwise set forth herein, shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens, charges and other adverse interests. Without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be required to ensure that the par value per share, if any, of the Common Stock is at all times equal to or less than the effective Warrant Price. The Company will take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange or automated quotation system upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation. The Company has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares.

         (e)      ISSUE TAX

         The issuance of certificates for shares of Common Stock upon exercise of any Warrant shall be made without a charge to the Warrantholder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Warrantholder.

         (f)      CLOSING OF BOOKS

         The Company will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

         (g)      DEFINITION OF COMMON STOCK

         The shares purchasable pursuant to this Warrant shall include only securities designated as Common Stock of the Company. As used herein the term "Common Stock" shall mean and include the Common Stock, par value $.001, of the Company as authorized on the date hereof, or shares of any class or classes resulting from any recapitalization or reclassification thereof which are not limited to any fixed sum or percentage and are not subject to redemption by the Company and in case at any time there shall be more than one such resulting class, the shares of each class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassification bears to the total number of shares of all such classes resulting from all such reclassification.

         (h)      NO FRACTIONAL SHARES

         No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the Common Stock issued upon such exercise. If any fractional interest in a share of Common Stock would, except for the provisions of this
Section 1, be delivered upon
any such exercise, the Company, in lieu of delivering the fractional share thereof, shall pay to the Warrantholder an amount in cash equal to the Current Market Price of such fractional interest, as determined pursuant to Section 3.

         (i)      LISTING

         Prior to the issuance of any shares of Common Stock upon exercise of this Warrant, the Company shall secure the listing of such shares of Common Stock upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

SECTION 2.        ADJUSTMENT OF NUMBER OF SHARES AND WARRANT PRICE

         (a)      ADJUSTMENTS

         The Warrant Price and the number and kind of shares issuable hereunder shall be subject to adjustment from time to time upon the happening of certain events as provided in this Section 2. Upon each adjustment of the Warrant Price for any stock dividend or distribution or any subdivision or combination of the outstanding shares of the Common Stock as provided in this Section 2, the Warrantholder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

                  (1) If at any time prior to the exercise of this Warrant in full, the Company shall (A) declare a dividend or make a distribution on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); (B) subdivide, reclassify or recapitalize its outstanding Common Stock into a greater number of shares; (C) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares; or (D) issue any shares of its capital stock by reclassification of its Common Stock (excluding any such reclassification in connection with a consolidation or a merger), the Warrant Price in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be adjusted so that the Warrantholder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised in full immediately prior to such event, it would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination reclassification or recapitalization. Any adjustment required by this Section 2
(a)(1) shall be made successively immediately after the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, reclassification or recapitalization, to allow the purchase of such aggregate number and kind of shares.

                  (2) If at any time prior to the exercise of this Warrant in full, the Company shall make a distribution to all holders of the Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Warrant Price or the number of shares of Common Stock purchasable upon the exercise of this Warrant, each Warrantholder, upon the exercise hereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Warrantholder would have been entitled if such Warrantholder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 2, and the Company shall reserve, for the life of the Warrant, such securities of such subsidiary or other corporation; provided, however that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of this Warrant or upon its exercise.

                  (3) If at any time prior to the expiration of this Warrant in full, the Company shall issue rights or Warrants to all holders of Common Stock as such entitling them (for a period expiring within sixty days after the record date of the determination of stockholders entitled to receive the same), to subscribe for or purchase Common Stock at a price per share less than the current market price per share (as defined in Section 3) on such record date, then, in each such case the number of shares subject to this Warrant thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or Warrants, plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or Warrants plus the number of shares that the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price. For purposes of this Section 2(a)(3), the issuance of rights or Warrants to subscribe for or purchase securities convertible into Common Stock shall be deemed to be the issuance of rights or Warrants to purchase the Common Stock into which such securities are convertible at an aggregate offering price equal to the aggregate offering price of such securities plus the minimum aggregate amount (if any) payable upon conversion of such securities into Common Stock.

                  (4) If at any time prior to the exercise of this Warrant in full, the Company shall distribute to all holders of its Common Stock evidence of indebtedness of the Company or assets of the Company (excluding cash dividends or distributions out of earned surplus) or rights or Warrants to subscribe for securities of the Company (excluding those referred to in Sections 2(a)(2) or (3) above), then in each case the Warrant Price shall be adjusted to a price determined by multiplying the Warrant Price in effect immediately prior to such distribution by a fraction, of which the numerator shall be the then Current Market Price per share of Common Stock on the record date for determination of stockholders entitled to receive such distribution, less the then fair value (as determined by the Board of Directors of the Company in good faith) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or Warrants which are applicable to one share of Common Stock, and of which the denominator shall be the Market Price per share of Common Stock; provided, however, that if the then Current Market Price per share of Common Stock on the record date for determination of stockholders entitled to receive such distribution is less than the then fair value of the portion of the assets or evidence of indebtedness so distributed or of such subscription rights or Warrants which are applicable to one share of Common Stock, the foregoing adjustment of the Warrant Price shall not be made and in lieu thereof the number of shares purchasable upon exercise of each Warrant immediately prior to such distribution shall be adjusted so that the holder of such Warrant shall be entitled to receive upon exercise of such Warrant the kind and number of assets, evidence of indebtedness, subscription rights and Warrants (or, in the event of the redemption of such evidence of indebtedness, subscription rights or Warrants, any cash paid in respect of such redemption) that such Warrantholder would have owned or have been entitled to receive after the happening in such distribution had such Warrant been exercised immediately prior to the record date of such distribution.

                  (5) No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($.05) in such price; provided, however, that any adjustments which by reason of this Section 2(a)(5) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2(a) shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. Notwithstanding anything in this
Section 2(a) to the contrary, the Warrant Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

                  (6) In the event that at any time, as the result of any adjustment made pursuant to this Section 2(a), the Warrantholder thereafter shall become entitled to receive any securities other than Common Stock, thereafter the number of such other securities so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 2(a).

                  (7) For purposes of any computation under this Section 2(a), the Current Market Price and Market Price per share of Common Stock on any date shall be deemed calculated as provided in Section 3.

         (b)      NO ADJUSTMENT FOR CASH DIVIDENDS

         Except as provided in Section 2(a) of this Agreement, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

         (c)      PRESERVATION OF PURCHASE RIGHTS IN CERTAIN TRANSACTIONS

         In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in case of any consolidation or merger of the Company with or into another corporation or other entity (other than a merger in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the case of any sale, lease, transfer or conveyance to another corporation or entity of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction cause such successor or purchasing corporation or other entity, as the case may be, to execute with the Warrantholder an agreement granting the Warrantholder the right thereafter, upon payment of the Warrant Price in effect immediately prior to such action, to receive upon exercise of this Warrant the kind and amount of shares and other securities and property which the Warrantholder would have owned or have been entitled to receive after the happening of such reclassification, change, consolidation, merger, sale, or conveyance had this Warrant been exercised immediately prior to such action. In the event that in connection with any such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of this
Section 2. The provisions of this Section 2(c) shall similarly apply to successive reclassifications, capital reorganizations, consolidations, mergers, sales or conveyances.

         (d)      FORM OF WARRANT AFTER ADJUSTMENTS

         The form of this Warrant need not be changed because of any adjustments in the Warrant Price of the number or kind of the shares purchasable pursuant to this Warrant, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

         (f)      NOTICE OF ADJUSTMENT

         Upon any adjustment of the Warrant Price, then and in each such case the Company shall give written notice thereof, by first-class mall, postage prepaid, addressed to each Warrantholder at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

SECTION 3.        CURRENT MARKET PRICE

         For any computation of Current Market Price or Market Price under this Warrant, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily market price per share for the 30 consecutive Trading Days commencing 35 Trading Days before the date in question. "Market Price" is defined as (i) the closing sale price (or, if no closing sale price is reported, the closing bid price) of the Common Stock in the over-the-counter market, and reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or, if the Common Stock is not quoted on Nasdaq, as reported by the National Quotation Bureau Incorporated;
(ii) in the event that the Common Stock is hereafter listed for trading on one or more United States national or regional securities exchanges, market price shall be the closing price on the exchange or system designated by the Board of Directors of the Company as the principal United States market in which the Common Stock is traded; (iii) if the Warrantholder elects a net exercise in connection with and contingent upon a public offering of the shares issuable upon exercise of this Warrant, and if the Company's registration statement relating to such public offering has been declared effective by the Securities and Exchange Commission, then market price shall be the initial "Price to Public" specified in the final prospectus for such offering; or (iv) if market price cannot be established as described above, market price shall be the fair market value of the Common Stock as determined by mutual agreement of the Warrantholder and the Company, and if the Warrantholder and the Company are unable to agree, at the Company's sole expense, by an investment banker of national reputation selected by the Company and reasonably acceptable to the Warrantholder. The term "Trading Day" shall mean a day on which Nasdaq or the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business.

SECTION 4.        REGISTRATION RIGHTS

         (a)      DEFINITIONS

         As used in this Section 4, the following capitalized terms shall have the following respective meanings:

         "Demand Registration" means a registration of Registrable Securities under Section 4(b).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Included Registrable Securities" means Registrable Securities included in a Registration Statement filed under this Section 4.

         "Initiating Holders" means any Registration Rights Holder or Holders who holds or has the right to acquire not less than 25% of the aggregate of (i) all Warrant Securities issuable under all Warrants outstanding at the time a Demand Registration is requested and (ii) all Warrant Securities outstanding at such time.

         "Participating Holders" means holders of Included Registrable
Securities.

         "Person" means any individual, partnership, joint venture, trust, corporation, limited liability company or partnership, unincorporated organization or government or any department or agency thereof.

         "Piggyback Registration" means a registration of Registrable Securities under Section 4(c).

         "Prospectus" means any prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all materials incorporated by reference in such Prospectus.

         "Registrable Securities" means any Warrant Securities; provided, however, that as to any particular security contained in Registrable Securities, such securities shall cease to be Registrable Securities when (1) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement; or (2) they may be sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act without any restrictions or limitation on such resale.

         "Registration Expenses" means any and all expenses incurred in connection with any registration or action incident to performance of or compliance by the Company with Article 6, including, without limitation (1) all SEC, national securities exchange and NASD registration and filing fees; all listing fees and all transfer agent fees; (2) all fees and expenses of complying with state securities or blue sky laws (including the fees and disbursements of counsel of the underwriters in connection with blue sky qualification of the Registrable Securities); (3) all printing, mailing, messenger and delivery expenses; (4) all fees and disbursements of counsel for the Company and of its accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance; and (5) any disbursements of underwriters customarily paid by issuers or sellers of securities including the reasonable fees and expenses of special experts retained by the underwriters in connection with the requested registration.

         "Registration Rights Holders" means the holders of any Warrant or Warrant Securities.

         "Registration Statement" means any Registration Statement of the Company filed or to be filed with the SEC which covers any of the Registrable Securities pursuant to the provisions of this Section 4, including all amendments (including post-effective amendments) and supplements thereto, all exhibits thereto and all material incorporated therein by reference.

         "Representatives" means Wedbush Morgan Securities Inc. and Sands Brothers & Co.

         "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Selling Expenses" means underwriting discounts and commissions, brokerage fees and transfer taxes, if any, and fees of counsel or accountants retained by the holders of Included Registrable Securities to advise them in their capacity as holders of Included Registrable Securities.

         "Underwriting Agreement" means that certain Underwriting Agreement dated as of ________________, 1996 by and among the Company and the Representatives, as representatives of the several Underwriters named therein.

         "Warrants" means this Warrant and all other Warrants issued to the Representatives pursuant to the Underwriting Agreement, including all Warrants issued in substitution or exchange thereof.

         "Warrant Securities" means any Common Stock or other securities issuable upon exercise of Warrants.

         (b)      DEMAND REGISTRATION

         (i) If, at any time after the Commencement Date and prior to the Expiration Date, Initiating Holders request that the Company file a Registration Statement covering Registrable Securities, as soon as practicable thereafter the Company shall use its best efforts to file a Registration Statement with respect to all Registrable Securities that it has been requested to register by any Registration Rights Holders and obtain the effectiveness of such Registration Statement. The Company shall also take all other action necessary under federal or state law or regulation to permit the sale or other disposition pursuant to such Registration Statement of all Registrable Securities requested to be registered and the Company shall maintain such compliance with each such federal and state law and regulation for the period necessary for the Participating Holders to effect the proposed sale or other disposition of Registrable Securities pursuant to such Registration Statement. Notwithstanding the foregoing, the Company shall be entitled to defer a Demand Registration for a period of up to 90 days if and to the extent that the Company's Board of Directors determines, in good faith, that such registration would substantially interfere with a pending corporate transaction. The Company shall not be obligated to effect any such registration pursuant to this Section 4(b) if (A) such registration may only be effected on Form S-1 and (B) the Initiating Holders, together with the other holders of any other securities entitled to participate in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate offering price to the public of less than $500,000. The limitation imposed by the preceding sentence shall not apply to any registration which may be effected pursuant to a registration statement on a form other than Form S-1.

         (ii) Upon receipt of a request for registration from Initiating Holders, the Company shall promptly give written notice to all other Registration Rights Holders of its intention to effect a Demand Registration and shall include in such registration all Registrable Securities held by other Registration Rights Holders who request such registration within 20 Business Days after such notice has been given by the Company.

         (iii) Any request for a Demand Registration shall specify the aggregate number of Registrable Securities proposed to be sold by a Registration Rights Holder and the intended method of disposition.

         (iv) If any Demand Registration is requested to be in the form of an underwritten offering, the managing underwriter shall be selected and obtained by the holders of a majority of the Included Registrable Securities. Such selection shall be subject to the Company's consent, which consent shall not be unreasonably withheld.

         (v) The Company shall be required to effect a only one registration pursuant to this Section 4(b). If any Registration Statement fails to be declared effective by the SEC by reason of a decision by Participating Holders or the underwriters to withdraw said Registration Statement, or if the Registration Statement fails to be declared effective or, after being declared effective, is stop-ordered by the SEC, in either case, for reasons attributable to a Participating Holder, such Demand Registration shall count for purposes of the limitation set forth in this Section 4(b)(v). If any Registration Statement
(1) fails to be declared effective by the SEC for any reason (except (A) by reason of a decision by Participating Holders or underwriters to withdraw said Registration Statement, or (B) for reasons attributable to any Participating Holder), or (2) is stop-ordered by the SEC after being declared effective (other than for reasons attributable to any Participating Holder) such requested registration shall not count for purposes of the limitation set forth in this
Section 4(b)(v).

         (c)      PIGGYBACK REGISTRATION

         (i) If, at any time or from time to time after the Commencement Date and prior to the second anniversary of the Expiration Date, the Company proposes to register any of its securities under the Securities Act on any form for the registration of securities under the Securities Act, whether or not for its own account (other than a Registration Statement filed pursuant to Section 4(b) or a registration statement filed for registration of securities issuable under the Company's employee benefit plans or in connection with any merger or acquisition), the Company shall as expeditiously as possible give written notice to all Registration Rights Holders of the Company's intention to do so and of such Registration Rights Holders' rights under this Section 4(c). Upon the written request of any Registration Rights Holder made within 20 Business Days after the giving of any such notice (which request shall specify the amount of Registrable Securities intended to be disposed of by such Registration Rights Holder in such registration), the Company shall include in such Registration Statement the Registrable Securities which the Company has been so requested to register and obtain the effectiveness of such Registration Statement. The Company shall keep such Registration Statement in effect and maintain compliance with each federal and state law or regulation for the period necessary for Participating Holders to effect the proposed sale or other disposition of the Included Registrable Securities.

         (ii) If a Piggyback Registration involves an offering by or through underwriters, then (1) all Participating Holders must sell their Included Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to other selling shareholders and (2) any Participating Holder may elect in writing, not later than 3 Business Days prior to the effectiveness of the Registration Statement filed in connection with such registration, to withdraw such holder's Registrable Securities from such registration.

         (iii) If a Piggyback Registration involves an offering by or through underwriters, the Company, except as otherwise provided herein, shall not be required to include Registrable Shares therein if and to the extent the managing underwriters the offering reasonably believes in good faith and advises each Registration Rights Holder requesting to have Registrable Securities included in the Company's Registration Statement that such inclusion would materially adversely affect such offering; provided that (1) if other selling shareholders without contractual registration rights or with contractual registration rights subordinate to the rights of the Registration Rights Holders have requested registration of securities in the proposed offering, the Company will reduce or eliminate such securities held by such selling shareholders before any reduction or elimination of Registrable Securities; and (2) any such reduction or elimination (after taking into account the effect or clause (1)) shall be pro rata (based on the number of securities sought to be registered) with all other selling shareholders with contractual registration rights which are not subordinate to the rights of Registration Rights Holders. After the date hereof, the Company shall not grant any registration rights with respect to any Company securities which are senior to the rights of the

Registration Rights Holders without the prior written consent of the holders of a majority of the Warrant Securities outstanding at the time.

         (d)      REGISTRATION PROCEDURES

         If and whenever the Company is required to use its best efforts to take action pursuant to any federal or state law or regulation to permit the sale or other disposition of any Registrable Securities Warrants in order to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Section 4, the Company shall, as expeditiously as practicable:

         (i) Prepare and file with the SEC, as soon as practicable within 90 days after the end of the period within which requests for registration may be given to the Company (but subject to the provisions for deferral contained in Section 4(b)(i) hereof) a Registration Statement or Registration Statements relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statements to become effective; provided that before filing a Registration Statement or Prospectus or any amendment or supplements thereto, including documents incorporated by reference after the initial filing of any Registration Statement, the Company will furnish to the Participating Holders and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of the Participating Holders and the underwriters.

         (ii) Prepare and file with the SEC such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement effective for a reasonable period not to exceed 180 days; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Participating Holders as set forth in such Registration Statement or supplement to such Prospectus.

         (iii) Notify the Participating Holders and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such advice in writing, (1) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (2) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (3) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (4) if at any time the representations and warranties of the Company contemplated by subsection (xiii) below ceases to be true and correct in all material respects; (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (6) of the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement or Prospectus so that they will not contain any untrue statement or a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         (iv) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

         (v) If reasonably requested by the managing underwriters, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters believe (on advice of counsel) should be included therein as required by applicable law relating to such sale of Registrable Securities, including, without limitation, information with respect to the purchase price being paid for the Registrable Securities by such underwriters and with respect to any other terms of the underwritten (or "best efforts" underwritten) offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

         (vi) Furnish to each Participating Holder and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment therein, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

         (vii) Deliver to each Participating Holder and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary Prospectus) any amendment or supplement thereto as such persons may reasonably request, and the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the Participating Holders and the underwriters, if any, in connection with the offering and sale of the Included Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

         (viii) Prior to any public offering of Registrable Securities, cooperate with the Participating Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Participating Holder or underwriter reasonably requests in writing; keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Included Registrable Securities, provided that the Company will not be required to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject the Company to general service of process in any jurisdiction where it is not at the time so subject.

         (ix) Cooperate with the holders of Included Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two Business Days prior to any sale of Registrable Securities to the underwriters.

         (x) Use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

         (xi) Upon the occurrence of any event contemplated by Section 4(c)(iii)(b) above, prepare a supplement or post-effective amendment to the applicable Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

         (xii) With respect to each issue or class of Registrable Securities, use its best efforts to cause all Registrable Securities covered by the Registration Statements to be listed on each securities exchange or automated quotation system, if any, on which similar securities issued by the Company are then listed.

         (xiii) Enter into such agreements (including an underwriting agreement) and take all such other action reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, if the registration is in connection with an underwritten offering (1) make such representations and warranties to the underwriters, in such form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions in form, scope and substance shall be reasonably satisfactory to the underwriters) addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (3) obtain "cold comfort" letters and updates thereof from the Company's accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with underwritten offerings; (4) set forth in full in any underwriting agreement entered into the indemnification provisions and procedures of Section 4(e) hereof with respect to all parties to be indemnified pursuant to said section; and (5) deliver such documents and certificates as may be reasonably requested by the underwriters to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required hereunder.

         (xiv) Make available for inspection by one or more representatives of the Participating Holders, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by such Participating Holders or underwriter, all financial and other record, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representatives.

         (xv) Otherwise use its best efforts to comply with all applicable federal and state regulations; and take such other action as may be reasonably necessary to or advisable to enable each Participating Holder and each underwriter to consummate the sale or disposition in such jurisdiction or jurisdiction in which any such Participating Holder or underwriter shall have requested that the Included Registrable Securities be sold.

         (xvi) The Company may require each Participating Holder to furnish to the Company such information regarding the distribution of such securities and such other information as may otherwise be required by the Securities Act to be included in such Registration Statement.

         (d)      FEES AND EXPENSES

         The Company shall pay all Registration Expenses and the Participating Holders shall pay (severally and not jointly and pro rata based upon the number of Included Registrable Securities held by each Participating Holder) all Selling Expenses incurred in connection with any registration of Registrable Securities under this Section 4.

         (e)      INDEMNIFICATION

         (i) In connection with each Registration Statement relating to disposition of Registrable Securities, the Company shall indemnify and hold harmless each Participating Holder and each underwriter of Included Registrable Securities and each Person, if any, who controls such Participating Holder or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Participating Holder or underwriter (or any person controlling such Participating Holder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) on account of any losses, claims, damages or liabilities arising from the sale of the Registrable Securities if such untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement Prospectus or preliminary prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by such Participating Holder or underwriter specifically for use therein. The Company shall also indemnify selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the

Exchange Act) to the same extent as provided above with respect to the indemnification of the Participating Holders. This indemnify agreement shall be in addition to any liability which the Company may otherwise have.

         (ii) In connection with each Registration Statement, each Participating Holder shall indemnify, to the same extent as the indemnification provided by the Company in Section 4(e)(i), the Company, its directors and each officer who signs the Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) by only insofar as such losses, claims, damages and liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement, the Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing by such Participating Holder to the Company specifically for use therein. In no event shall the liability of any Participating Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Participating Holder upon the sale of such Participating Holder's Included Registrable Securities giving rise to such indemnification obligation.

         (iii) Any party that proposes to assert the right to be indemnified hereunder will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 4(e), notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in
Section 4(e)(i) or 4(e)(ii) shall be available to any party who shall fail to give notice as provided in this Section 4(e)(iii) if the party to whom notice was not given was unaware of the proceeding to which such notice related and was prejudiced by the failure to receive such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve the indemnifying party from any liability that it may otherwise have to any indemnified party. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (1) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (2) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnified party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

         (iv) In connection with each Registration Statement relating to the disposition of Registrable Securities, if the indemnification provided for in subsection 4(e)(i) or 4(e)(ii) hereof is unavailable to an indemnified party thereunder in respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of losses, claims, damages or liabilities referred to in subsection (i) or (ii) of this Section 4(e) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The foregoing contribution agreement shall in no way affect the contribution liabilities of any person having liability under Section 11 of the Securities Act other than the Company and the Participating Holders. If the full amount of the contribution specified in this paragraph is not permitted by law, then the Company and any Participating Holder, as the case may be, shall be entitled to contribution from the Company and/or the Participating Holders, as the case may be, to the full extent permitted by law.

         (v) The indemnity and contribution agreements contained in this Section 4(e) shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Participating Holders, (ii) sale of any of Registrable Securities or (iii) any expiration of this Warrant.

         (vi) Notwithstanding the foregoing provisions of the Section 4(e), to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with the underwritten public offering of the Registrable Securities are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

         (f)      REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934

         With a view to making available to the holders of Warrants or Warrant Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

         (i) Make and keep available adequate current public information with respect to the Company.

         (ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

         (iii) Furnish to any holder of Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports filed under any rule or regulation of the SEC.

         (g)      COMPUTATIONS OF CONSENT

         Whenever the consent or approval of Registration Rights Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (other than any Warrantholder deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Registration Rights Holders of such required percentage.

         (h)      ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES

         The Company will not take any action outside the ordinary course of business, or permit any change within its control to occur outside the ordinary course of business, with respect to the Registrable Securities which is without a bona fide business purpose, and which is intended to interfere with the ability of the Registration Rights Holders to include such Registrable Securities in a registration undertaken pursuant to this Section 4.

SECTION 5.        NOTICES OF RECORD DATES

         In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than regular cash dividends paid out of earned surplus), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any right to sell shares of stock of any class or any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation or entity, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

  then and in each such event the Company will give notice to the Warrantholder specifying (1) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, and (2) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least 20 days and not more than 90 days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of stockholders, if either is required. Failure to mail or receive such notice or any defect therein shall not affect the validity of any action with respect thereto.

SECTION 6.        NO STOCKHOLDERS RIGHTS OR LIABILITIES

         This Warrant shall not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Warrantholder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Warrantholder shall give rise to any liability of such Warrantholder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 7.        LOST, STOLEN, MUTILATED OR DESTROYED WARRANT

         In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest.

SECTION 8.        NOTICES

         All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail or overnight courier, postage prepaid and addressed, or by facsimile. Notices, requests and other communications to the Warrantholder shall be sent to the Warrantholder at 1000 Wilshire Boulevard, Los Angeles, California 90017-2465, Attention: Investment Banking, facsimile number (213) 688-6642 or to such other address or facsimile number as shall have been furnished to the Company by notice from such Warrantholder; and if to the Company, at 1201 Harbor Bay Parkway, Suite 1000, Alameda, California 94502; Attention: President, facsimile number (510) 748-7155, with a copy to Cooley Godward Castro Huddleson & Tatum, 5 Palo Alto Square, 3000 El Camino Real, Palo Alto, California 94306, facsimile number:
(415) 859-0663. Attention: Alan C. Mendelson, Esq., or at such other address or facsimile number as shall have been furnished to the Warrantholder by notice from the Company.

SECTION 9. TRANSFER, ASSIGNMENT AND EXCHANGE OF WARRANT AND RESTRICTIONS ON TRANSFER

         (a)      RESTRICTIONS ON TRANSFER

                  (i) Until the Commencement Date, this Warrant and the underlying shares of Common Stock which may be acquired upon exercise hereof may not be sold, transferred, assigned, pledged or hypothecated to any other person or entity except to any Underwriter that participated in the public offering of shares of Common Stock of the Company pursuant to the Underwriting Agreement (as defined in Section 4(a)), and the bona fide officers or partners thereof. Until the Commencement Date, any shares of Common Stock acquired upon exercise of this Warrant shall bear a legend setting forth the foregoing restriction. After the Commencement Date, this Warrant may be freely transferred or assigned by the Warrantholder, subject to compliance with applicable law. Assignment of this Warrant shall be effected by delivery of the assignment form attached hereto to the Company at its principal offices.

                  (ii) Except as otherwise permitted by this Section 9(a)(ii), each Warrant shall (and each Warrant issued upon transfer or in substitution for any Warrant shall) be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION SUCH ACT."

         Except as otherwise permitted by this Section 9(a)(ii), each certificate for securities issued upon the exercise of any Warrant and each certificate issued upon transfer of any such security shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

         Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or certificate for securities, without a legend, if
(1) the issuance of such securities has been registered under the Securities Act, (2) such Warrant or such securities, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act, or (3) the Warrantholder has received an opinion of counsel (who may be house counsel for such Warrantholder) reasonably satisfactory to the Company that such registration is not required with respect to such Warrant or such securities, as the case may be.

         (b)      EXCHANGE OF WARRANT

         This Warrant may be split-up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of securities. If the Warrantholder desires to split-up, combine or exchange this Warrant, the Warrantholder shall make such request in writing delivered to the Company at its principal office and shall surrender to the Company this Warrant and any other Warrants to be so split-up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant.

         (c)      TREATMENT OF WARRANTHOLDER

         Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.

SECTION 10.       AMENDMENTS AND WAIVERS

         This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

SECTION 11.       SEVERABILITY

         If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provisions shall be excluded from this Warrant, and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable `in accordance with its terms.

SECTION 12.       GOVERNING LAW

         This Warrant shall be governed by and construed under the laws of the State of California without regard to conflict of law principles.

SECTION 13.       HEADINGS

         The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

SECTION 14.       BINDING EFFECT

         This Warrant shall insure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, legal representatives, successors and assigns.

SECTION 15.       NO INCONSISTENT AGREEMENTS

         The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Warrantholder in this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Warrantholder hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements.

SECTION 16.       ENTIRE AGREEMENT

         This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter (other than warrants previously issued by the Company to the Warrantholder).

SECTION 17.       ATTORNEYS' FEES

         In any action or proceeding brought to enforce any provisions of this Warrant, or where any provisions hereof is validly asserted as a defense , the successful party shall be entitled to recover reasonable attorneys' fees and disbursements in addition to its costs and expenses and any other available remedy.

         IN WITNESS WHEREOF, the Company and the Warrantholder have executed this Warrant on and as of the day and year first above written.

                                      Avigen, Inc.,
                                      a Delaware corporation

                                      By:
                                           -------------------------------------
                                           Dr. John Monahan
                                           President and Chief Executive Officer

Attest:

- ------------------------------
(Corporate Secretary)

                                                  [NAME OF REPRESENTATIVE]
                                      ------------

                                      By:
                                           -------------------------------------

                                           -------------------------------------
                                                   (Printed Name and Title)

                                SUBSCRIPTION FORM

                 (To be executed upon exercise of this Warrant)

Avigen, Inc.
1201 Harbor Bay Parkway
Suite 1000
Alameda, California  94502
Attention:  President

Ladies and Gentlemen:

         The undersigned hereby elects to exercise the right of Warrantholder represented by the within Warrant for, and to purchase thereunder, ____________ shares of Common Stock, as provided for therein, and (check one):

         / / herewith tenders payment for such number of shares in the amount of $___________ in accordance with the terms of the Warrant; or

         / / herewith tenders this Warrant for such number of shares pursuant to the net issuance exercise provisions of Section 1(b) of the Warrant.

         Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:

                               Name of Warrantholder:___________________________

                               Address:_________________________________________

                               Social
                               Security or Tax ID No:___________________________

                               Signature of Warrantholder:______________________

                               Note:    The above signature must correspond
                                        exactly with the name on the first page
                                        of this Warrant or with the name of the
                                        assignee appearing in the assignment
                                        form below.

         If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

         Signature Guaranteed: _______________________________________

         (Signature must be guaranteed by a bank or trust company having an office or correspondence in the United States or by a member firm of a registered securities exchange or the National Association of Security Dealers, Inc.)

                                   ASSIGNMENT

         (To be executed only upon assignment of Warrant)

         For value received, ____________________________ hereby sells, assigns and transfers unto _______________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________ attorney, to transfer said Warrant on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

         Name(s) of
         Assignee(s)/Address             No.  of Warrants
         -------------------             ----------------






And if said number of Warrants shall not be all the Warrants represented by the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant.

         Dated: __________________       Name of Warrantholder: ___________________________

                                         Signature of Warrantholder: _________________________

                                         Note:    The above signature must correspond exactly with the name on the face of this Warrant

         Signature Guaranteed: _____________________________________

(Signature must be guaranteed by a bank or trust company having an office or correspondence in the United States or by a member firm of a registered securities exchange or the National Association of Security Dealers, Inc.)

                                    EXHIBIT C

Wedbush Morgan Securities Inc.
Sands Brothers & Co.
c/o Wedbush Morgan Securities Inc.
1000 Wilshire Boulevard, 10th Floor
Los Angeles, California 90017-2457

Ladies and Gentlemen:

         The undersigned understands that you, as representatives , propose to enter into an Underwriting Agreement on behalf of the several Underwriters referred to therein (collectively, the "Underwriters"), with Avigen, Inc., a Delaware corporation ("Company"), providing for a public offering of the Common Stock of the Company ("Shares") pursuant to a Registration Statement on Form SB-2 to be filed with the Securities and Exchange Commission ("SEC").

         In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the final Prospectus covering the public offering of the Shares and continuing to and including the date 180 days after the date of such final Prospectus, the undersigned will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether now owned or hereafter acquired, owned directly by the undersigned (including holding as custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively, the "Undersigned's Shares").

         The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of the Shares subject to this Lock-Up Agreement even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any rights (including without limitation any put or call option) with respect to any of the Shares subject to this Lock-Up Agreement or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

         Notwithstanding the foregoing, the undersigned may transfer the Undersigned's Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of Wedbush Morgan Securities Inc.("Wedbush") on behalf of the Underwriters. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the Undersigned's Shares to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such Shares subject to the provisions of this Lock-Up Agreement and there shall be no further transfer thereof except in accordance with this Lock-Up Agreement, and provided further that in the case of (i) or (ii) any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i), (ii) or (iii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances and claims whatsoever. In the case of any transfer pursuant to clause (i) or (ii) above, the undersigned will notify Wedbush of the proposed transfer and shall provide Wedbush with the transferee's executed Lockup Agreement at least five business days prior to implementing the transfer. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

         The undersigned hereby waives any right the undersigned may have to have the Undersigned's Shares included in the Registration Statement covering the proposed underwritten offering referred to in the first paragraph hereof.

         The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

Dated:            , 1996
       -----------
                                 Very truly yours,

                                 -----------------------------------------------
                                                          (Name)

                                 -----------------------------------------------
                                                   (Authorized Signature)

                                 -----------------------------------------------
                                                          (Title)

                                    EXHIBIT D

                             COMPANY COUNSEL OPINION

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

                          (ii) The Company has the corporate power and authority
                  to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company.

                         (iii) The authorized capital stock of the Company is as
                  set forth under the caption "Capitalization" in the Prospectus and the authorized capital stock conforms as to legal matters to the description thereof contained in the Prospectus. Upon consummation of the offering of the Shares and after giving effect to their issuance, the issued and outstanding capital stock of the Company will be _____________ shares of Common Stock.

                          (iv) The shares of Common Stock and Preferred Stock of
                  the Company outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and nonassessable.

                           (v) The Shares to be sold by the Company have been
                  duly authorized and, when issued and delivered in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable. The issuance of such Shares is not subject to any preemptive rights, rights of first refusal or similar rights under applicable law or the Company's Restated Certificate of Incorporation or Bylaws or, to such counsel's knowledge, pursuant to any agreement or otherwise which have not been waived. Delivery of certificates for the Shares pursuant to the terms of the Underwriting Agreement will transfer valid title thereto, free and clear of any "adverse claim" (as such term is used Section 8-302 of the Uniform Commercial Code as in effect in the States of California and Delaware) to each Underwriter that has purchased such Shares pursuant to the terms of the Underwriting Agreement, in good faith and without notice of any such adverse claim.

                          (vi) The Underwriting Agreement has been duly
                  authorized, executed and delivered by the Company.

                         (vii) The execution and delivery by the Company of, and
                  the performance by the Company of its obligations under, the Underwriting Agreement will not contravene any provision of applicable law, rule or regulation (except that we express no opinion concerning the securities or "blue sky" laws, rules of the National Association of Securities Dealers, Inc., rules and regulations of the various states or the federal securities laws and regulations other than as set forth in paragraphs (viii), (ix), (x), (xi), (xii) and (xv) herein) or the Amended and Restated Certificate of Incorporation or Restated Bylaws of the Company or, to the best of such counsel's knowledge, any agreement or other document or instrument filed as an exhibit to the Registration Statement or, to the best of such counsel's knowledge, any judgment or decree of any governmental body, agency or court having jurisdiction over the Company.

                        (viii) No consent, approval, authorization or order of
                  or qualification with any governmental body or agency or any "self-regulatory organization" (as such term is defined in the Securities Exchange Act of 1934, as amended) is required for the performance by the Company of its obligations under this Agreement, except such as have been obtained under the Securities Act with respect to the Registration Statement being declared effective, under the rules of the National Association of Securities Dealers, Inc. and such as may be required by the securities or "blue sky" laws of the various states in connection with the offer and sale of the Shares by the Underwriters.

                          (ix) The statements in the Registration Statement and
                  the Prospectus under the captions "Description of Capital Stock" and "Shares Eligible for Future Sale," insofar as they refer to statements of law or descriptions of statutes, rules and regulations or constitute summaries of documents or proceedings are accurate in all material respects and fairly present the information required to be shown.

                           (x) Such Counsel does not know of any legal or
                  governmental proceeding pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any laws, rules, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                          (xi) The Company is not an "investment company" or an
                  entity "controlled" by an investment company, as such terms are defined in the Investment Company Act of 1940, as amended.

                         (xii) The Registration Statement (including the
                  information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rule 430A, if applicable) and Prospectus (except for financial statements and notes thereto and other financial, numerical, statistical and accounting data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the Rules and Regulations.

                        (xiii) To the best of such counsel's knowledge, there
                  are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company, except as disclosed in the Prospectus.

                         (xiv) The certificates for the Shares comply with the
                  provisions of Delaware law and of the principal trading market for the Shares and have been duly approved by the Board of Directors of the Company.

                          (xv) Based on advice from the Securities and Exchange
                  Commission, the Registration Statement has become effective under the Securities Act and, to the best knowledge of such counsel, no stop order proceedings suspending the effectiveness of the Registration Statement have been instituted or threatened or are pending under the Securities Act.

                         (xvi) The Pricing Agreement has been duly authorized,
                  executed and delivered by the Company.

                        (xvii) Except as described in the Prospectus, to such
                  counsel's best knowledge no holder of securities of the Company has any rights which have not been waived to require the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated by the Underwriting Agreement.

                       (xviii) The Warrant Agreements have been duly authorized,
                  executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except insofar as indemnification and contribution provisions may be limited by applicable federal securities laws or the public policy of a state with respect to such matter and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and to general equity principles regardless of whether enforcement is considered in a proceeding at law or equity. The shares of Common Stock of the Company to be delivered upon exercise of the Warrant Agreements have been duly reserved for issuance and if, as and when issued and paid for in accordance with the provisions of the Warrant Agreements, will be validly issued, fully paid and nonassessable.

                         (xix) The Company is not in violation of or default
                  under the Company's Amended and Restated Certificate of Incorporation or Restated Bylaws, or, to such counsel's best knowledge, in violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

                          (xx) The Common Stock has been approved for listing on
                  the Nasdaq National Market.

         Such opinion shall also cover such other matters as the Representatives or Underwriters Counsel may reasonably request. In rendering the foregoing opinions, Company Counsel may rely as to matters of fact on statements or certificates of responsible officers and other representatives of the Company and of public officials. As to matters of law other than the law of the United States or of the States of California or Delaware, such counsel may rely upon opinions of local counsel satisfactory to you, in which case the opinion of Company Counsel shall state that they have no reason to believe that you and Company Counsel are not entitled to so rely.

         In addition to the foregoing opinions, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, your representatives and your counsel at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing nothing has come to such counsel's attention that caused such counsel to believe that the Registration Statement (other than the Financial Statements and Notes thereto and other financial, numerical, statistical and accounting data included therein, as to which such counsel need express no belief), at the time such Registration Statement or any post- effective amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (other than information omitted therefrom in reliance on Rule 430A under the Securities Act), or the Prospectus (other than the Financial Statements and Notes thereto and other financial, numerical, statistical and accounting data included therein, as to which such counsel need express no belief) as of its date and the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.